Exhibit (e)(2)

Columbia Funds Variable Insurance Trust

One Financial Center

Boston, MA 02111

August 26, 2008

Columbia Management Distributors, Inc.

One Financial Center

Boston, MA 02111

Attention: Christopher L. Wilson

RE: NOTICE OF AMENDMENT TO SCHEDULE I

Mr. Wilson:

Pursuant to the Distribution Agreement dated as of May 1, 2006 (the “Agreement”) between Columbia Funds Series Trust I, Columbia Funds Institutional Trust, Columbia Funds Variable Insurance Trust, and Columbia Management Distributors, Inc., we hereby provide notice that Schedule I is deleted in its entirety and replaced with the revised Schedule I attached hereto.

Although your explicit consent is not required under the Agreement, we request that you acknowledge your receipt of and consent to this amendment by returning a signed copy of this letter to the undersigned at the above address.

Very truly yours,

Receipt and Consent Acknowledged by:		COLUMBIA FUNDS SERIES TRUST I, on behalf of its series listed on Schedule I COLUMBIA FUNDS INSTITUTIONAL TRUST, on behalf of its series listed on Schedule I
COLUMBIA MANAGEMENT DISTRIBUTORS, INC.		COLUMBIA FUNDS VARIABLE INSURANCE TRUST, on behalf of its series listed on Schedule I

By:	/s/ Christopher L. Wilson	By:	/s/ J. Kevin Connaughton
Name:	Christopher L. Wilson	Name:	J. Kevin Connaughton
Title:	Senior Vice President	Title:	Senior Vice President and Chief Financial Officer

As of September 1, 2008

APPENDIX A: REVISED SCHEDULE I

TRUST	SERIES
Columbia Funds Series Trust I	Columbia Asset Allocation Fund
Columbia Balanced Fund
Columbia Blended Equity Fund
Columbia Bond Fund
Columbia California Tax-Exempt Fund
Columbia Common Stock Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Energy and Natural Resources Fund
Columbia Federal Securities Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Municipal Bond Fund
Columbia International Growth Fund
Columbia International Stock Fund
Columbia Large Cap Growth Fund
Columbia Liberty Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Mid Cap Growth Fund
Columbia Mid Cap Value and Restructuring Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia Select Large Cap Growth Fund
Columbia Select Opportunities Fund
Columbia Select Small Cap Fund
Columbia Short-Intermediate Bond Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Value Fund I
Columbia Strategic Income Fund
Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund
Columbia Technology Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia World Equity Fund

Columbia Funds Institutional Trust	CMG Enhanced S&P 500 Index Fund
CMG Core Bond Fund
CMG High Yield Fund
CMG International Stock Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Short Term Bond Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG Strategic Equity Fund
CMG Ultra Short Term Bond Fund

Columbia Funds Variable Insurance Trust	Columbia Asset Allocation Fund, Variable Series
Columbia Federal Securities Fund, Variable Series
Columbia International Fund, Variable Series
Columbia Large Cap Growth Fund, Variable Series
Columbia Large Cap Value Fund, Variable Series
Columbia Mid Cap Value Fund, Variable Series
Columbia Money Market Fund, Variable Series
Columbia S&P 500 Index Fund, Variable Series
Columbia Select Large Cap Growth Fund, Variable Series
Columbia Select Opportunities Fund, Variable Series
Columbia Small Cap Value Fund, Variable Series
Columbia Small Company Growth Fund, Variable Series
Columbia Strategic Income Fund, Variable Series
Columbia Value and Restructuring Fund, Variable Series